Purchaser's Name: ________________________

                                          Number of Shares: ____________________

                                OPTION AGREEMENT

      OPTION AGREEMENT, dated as of ______________, 1998 between Q-Med, Inc., a Delaware company (the "Company") and the purchaser (the "Purchaser") of certain shares of the Company's common stock, $.001 par value ("Common Stock") whose name appears on the signature page hereof.

      WHEREAS, subject to the terms and conditions specified in that certain Common Stock Purchase Agreement entered into on one or more dates including the date hereof between the Company and certain investors (the "Investors") including the Purchaser (the "Stock Purchase Agreement"), the Purchaser has agreed to purchase from the Company and the Company has agreed to issue and to sell to the Purchaser the number of shares of Common Stock set forth above (the "Shares"),

      WHEREAS, the Investors as a group will purchase and the Company will issue and sell to the Investors an aggregate of up to 1,914,168 shares of Common Stock (the "Total Shares").

      WHEREAS, in consideration of, and as a material inducement to, the agreement of the Purchaser to enter into the transactions contemplated under the Stock Purchase Agreement, the Company has agreed to provide the Purchaser with the benefits of certain mandatory redemption, preemptive adjustment and other rights set forth herein,

      NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

          1. Definitions.

      All capitalized terms used herein and not otherwise defined herein shall have the meanings for such terms as set forth in the Stock Purchase Agreement. In addition, the following terms shall have the meanings indicated for the purposes of this Option Agreement:

      "Beneficially Own" shall mean, with respect to any securities, having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

      "Business Day" means any day that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open for business.

      "Change in Control" shall mean:

          (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding voting capital stock of the Company, but excluding, for this purpose, any such acquisition by (i) the Company or any Subsidiary, (ii) any employee benefit plan (or related trust) of the Company or any Subsidiary, or (iii) any corporation with respect to which, following such acquisition, 50% or more of the combined voting power of the then outstanding voting capital stock of such corporation is then beneficially owned, directly or indirectly, by individuals and entities who were the beneficial owners of voting capital stock of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the combined voting power of the then outstanding voting capital stock of the Company; or

          (b) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all the Persons who were the respective Beneficial Owners of the voting capital stock of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting capital stock of the Company resulting from such reorganization, merger or consolidation; or

          (c) the Incumbent Board shall cease for any reason to constitute at least 50% of the members of the Board; or

          (d) the sale, lease or other disposition of all or substantially all of the Company's assets in one transaction or a series of related transactions.

      "Common Stock Equivalent" means securities (including, without limitation, options, warrants and evidences of indebtedness) that are outstanding at the time of a determination that are directly or indirectly convertible into, or exchangeable or exercisable for, shares of Common Stock.

      "Current Market Price" when used with reference to shares of Common Stock or other securities on any date, shall mean the closing price per share of Common Stock or such other securities on such date and, when used with reference to shares of Common Stock or other securities for any period shall mean the average of the daily closing prices per share of Common Stock or such other securities for such period. If the Common Stock or such other securities are listed or admitted to trading on a national securities exchange, the closing price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock or such other securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting systems with respect to securities listed on the principal national securities exchange on which the Common Stock or such other securities are listed or admitted to trading or, if the Common Stock or such other securities are not so listed on any national securities exchange, as reported in the transaction reporting system applicable to securities designated, as a "national market system security" or "small cap market security" on the NASDAQ. If the Common Stock or such other securities are not publicly held or so listed or designated, "Current Market Price" shall mean the Fair Market Value per share of Common Stock or of such other securities as determined in good faith by the Board based on an opinion of an independent investment banking firm with an established national reputation with respect to the valuation of securities.

      "Discounted Value" means the amount, expressed in dollars, that is equal to the stated percentage set forth below of the value per share of the Common Stock, expressed in dollars, at the time of, and after giving effect to, a Liquidity Event. The value per share will, for these purposes, be (a) the value of the consideration payable per share of Common Stock (which shall equal the amount of any cash plus the Fair Market Value of any other property constituting consideration payable or distributable to a holder of a share of Common Stock) if the Liquidity Event is an acquisition described in paragraph (a) of the definition of Change in Control, or is a reorganization, merger, or consolidation that would otherwise constitute a Change in Control, and (b) the amount (which shall equal the amount of any cash plus the Fair Market Value of any other property constituting consideration payable or distributable to a holder of a share of Common Stock) if the Liquidity Event is a sale, lease or other disposition of all or substantially all of the assets of the Company. For purposes of this definition, if the Liquidity Event occurs on or before the second anniversary of the Issue Date, the stated percentage shall be 70%, if the Liquidity Event occurs after the second anniversary, but on or before the third anniversary, of the Issue Date the stated percentage shall be 60% and if the Liquidity Event occurs after the third anniversary of the Issue Date the stated percentage shall be 50%.

      "Excluded Securities" means

      (a) options issued by the Company to a director, officer or employee of the Company pursuant to any stock option or similar plan (and any shares of Common Stock issuable thereunder) existing or outstanding as of the Issue Date or to the extent such arrangements are approved by the Board after the Issue Date,

      (b) shares of Common Stock issuable upon conversion, exchange or exercise of any Common Stock Equivalent outstanding as of the Issue Date,

      (c) shares of Common Stock issuable upon exercise of the Warrants,

      (d) shares of Common Stock the issuance of which is approved by the Board after the Issue Date provided the issue price thereof is not less than the greater of (i) ninety percent (90%) of the Current Market Price, or (ii) the then applicable Exercise Price,

      (e) shares of Common Stock consideration issued for cash in a transaction in which the proceeds are applied to pay principal or interest on originally issued Notes issued on December 18, 1997 to Galen Partners III, L.P., a Delaware limited partnership ("Galen Partners III"), Galen Partners International III, L.P., a Delaware limited partnership ("Galen International III") or Galen Employee Fund III, L.P., a Delaware limited partnership ("Galen Employee Fund"; together with Galen Partners III and Galen International III, the "Galen Funds") or to purchase shares of Common Stock issued to the Galen Funds or other
Investors pursuant to the terms of this Option Agreement; or

      (f) shares of Common Stock issued to any entity or to the holders of equity interests of any entity in which 10% of such equity interests are owned in the aggregate beneficially, directly or indirectly by the Galen Funds or their respective affiliates.

      "Fair Market Value" of the Common Stock or any other property means the fair market value of such Common Stock or other property as determined (unless expressly otherwise provided herein) by mutual agreement between the Company and the Investors holding not less than 50% of the Total Shares purchased pursuant to the Stock Purchase Agreement or, if the parties are unable to agree, as determined by a nationally recognized independent investment banking firm selected by mutual agreement between the Company and the Investors holding not less than 50% of the Total Shares.

      "HSR Act" means the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended.

      "Incumbent Board" shall mean the individuals who, immediately after the Issue Date, constitute the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to the Issue Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to be a member of the Incumbent Board.

      "Indebtedness" shall mean, with respect to any Person:

          (a) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind (excluding, however, payments or advances received in connection with the sale of the Company's disease management services, referred to as "Disease Management Payments"),

          (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments,

          (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person including sale leasebacks,

          (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers, Disease Management Payments, deferred warranty revenue and similar accrued liabilities incurred in the ordinary course of business and paid or discharged in a manner consistent with prior practice),

          (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed,

          (f) all capitalized lease obligations of such Person,

          (g) all guarantees of such Person (excluding, however, those guarantees related to the performance of the Company's disease management services),

          (h) all obligations not otherwise excluded herein, including but not limited to reimbursement obligations relating to the issuance of letters of credit for the account of such Person,

          (i) all obligations arising out of foreign exchange contracts, and

          (j) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

      "Issue Price" shall equal $1.67 at the Issue Date, and thereafter shall be subject to adjustment as provided in Section 4.

      "Liquidity Event" means transaction or a series of related transactions resulting in or constituting a Change in Control.

      "Permitted Transfer" means, with respect to any Person, (i) a Transfer to a trust for the benefit of such Person's spouse or issue or to a family partnership, limited liability company or similar entity of which the members are solely such Person. or such Person's spouse or issue and as to which such Person exercises voting control, (ii) a Transfer to an Affiliate of such Person,
(iii) a Transfer between Shareholders, or (iv) if such Person is a limited or general partnership, a Transfer to its partners in connection with a distribution of securities held by such Person to its partners.

      "Person" means any individual, Company, limited liability company, limited or general partnership, joint venture, association, joint-stock company or other business entity, trust, unincorporated organization or government or any agency or political subdivisions thereof

      "Pre-emptive Percentage" means, at any time, as to each Investor, the quotient obtained (expressed as a percentage) by dividing (i) the aggregate number of shares of Common Stock owned by such Investor as of the date of the Pre-emptive Notice by (ii) the aggregate number of shares of Common Stock owned as of the Pre-emptive Notice by all the then Investors.

      "Public Sale" means a Transfer pursuant to a bona fide underwritten public offering pursuant to an effective registration statement filed under the Securities Act, pursuant to Rule 144 under the Securities Act, or pursuant to any other provisions of the Securities Act or rules thereunder where subsequent Transfers would not be subject to Transfer restrictions thereunder.

      "Registration Agreement" means the Registration Rights Agreement, dated as of the date hereof, between the Company and the other parties thereto as it may be amended from time to time.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Stock" means (i) any shares of Common Stock and (ii) any Common Stock Equivalents, in each case, whether owned on the date hereof or acquired hereafter by a Shareholder.

      "Subsidiary" of any Person means any Company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

      "Trading Day" means a Business Day or, if the Common Stock is listed or admitted to trading on any national securities exchange, a day on which such exchange is open for the transaction of business.

      "Transfer" as to any Stock, means to sell, or in any other way directly or indirectly transfer, assign, distribute, pledge, encumber or otherwise dispose of, either voluntarily or involuntarily.

      "Voting Shares" means any securities of the Company the holders of which are generally entitled to vote for members of the Board.

      2. Put Option.

     (a) Subject to the conditions set forth in this Section 2 and prior to the termination o of these rights set forth in Section 3, below, upon notice from the Investors holding a majority of the outstanding Total Shares, such holders shall have the right to require the Company, to the extent the Company shall have sufficient funds legally available therefor as reasonably determined by the Board, to redeem all outstanding Shares, in whole but not in part, at an amount per share, payable in cash, determined in accordance with the following redemption prices (plus, in each instance, all declared and unpaid dividends):

               Year                             Redemption Price
               ----                            -----------------
               1998                                $2.0875
               1999                                $2.0040
               2000                                $1.9205
               2001                                $1.8370
               2002 and thereafter                 $1.6700

Notwithstanding the foregoing, the holders shall have the right to require redemption of the Shares pursuant to this Section 2 only upon the occurrence of any of the following events during any twelve-month period beginning on the Issue Date and each anniversary of the Issue Date in any of the years indicated above:

          (i) If the Company shall file a petition in bankruptcy or for reorganization or for an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to the Federal Bankruptcy Code of 1978, as amended, or under any similar present or future federal law or the law of any other jurisdiction or shall be adjudicated a bankrupt or become insolvent, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for all or any substantial part of its property, or the Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate action, as the case may be, in furtherance of any of the foregoing; or

          (ii) If a petition or answer shall be filed proposing the adjudication of the Company as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to the Federal Bankruptcy Code of 1978, as amended, or under any similar present or future federal law or the law of any other jurisdiction applicable to the Company, and the Company shall consent to or acquiesce in the filing thereof, or such petition or answer shall not be discharged or denied within 60 days thereof; or

          (iii) If a decree or order is entered by a court having jurisdiction
     (A) for the appointment of a receiver or custodian or liquidator or trustee or sequestrator or assignee (or similar official) in bankruptcy or insolvency of the Company or of all or a substantial part of its property, or for the winding-up or liquidation of its affairs, and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days, or (B) for the sequestration or attachment of any property of the Company without its return to the possession of the Company or its release from such sequestration or attachment within 60 days thereafter; or

          (iv) The Company shall (A) default in the payment of principal or interest on any Indebtedness owed to any Person of $100,000 or more beyond the applicable period of grace, if any, or (B) fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to any Indebtedness of $100,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other person to accelerate, the maturity of $100,000 or more in the aggregate of such Indebtedness; or $100,000 or more in the aggregate of any Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than by regularly scheduled required prepayment) in whole or in part prior to its stated maturity; or

          (v) If the Purchaser is one of the Galen Funds, the failure of a representative or designee of the Galen Funds to be serving as a director of the Company under the terms of The Note Purchase Agreement dated December 18, 1997 between the Company and the Galen Funds, as amended (the "Note Agreement"), which situation continues for a period of five days or more, provided that such failure is not the result of the Galen Funds' failing to designate such a representative or designee.

          (vi) A final judgment or judgments entered by a court of competent jurisdiction for the payment of money aggregating in excess of $100,000 is or are outstanding against the Company and any one such judgment in excess of $100,000 has, or such judgments aggregating in excess of $100,000 have, remained unpaid, unvacated, unbonded, or unstayed by appeal or otherwise for a period of 30 days from the date of entry; or

          (vii) The failure of the Common Stock to be listed on the NASDAQ National Market System or Small Cap Market (unless the Common Stock is then listed on the New York Stock Exchange or the American Stock Exchange); or

          (viii) If there occurs a Change in Control.

      (b) The Company shall notify each Investor promptly following the occurrence of any of the foregoing events. All outstanding Shares shall be redeemed 30 days after receipt by the Company of the notice from the Investors (the "Mandatory Redemption Date"). If the Company does not have sufficient available funds for redemption pursuant to this Section 2, as reasonably determined by the Board, to redeem all outstanding Shares, the Company shall redeem such number of Shares as determined by the Board. Periodically, and at least at each anniversary date of the initial redemption date of the Shares the Company shall redeem such additional number of Shares, as determined by the Board at such time, until all Shares held by Investors on the date such notice is given by Investor are redeemed. During the period beginning on the date the Company receives a written request for redemption pursuant to this Section 2 and until all Shares held by Investors have been redeemed, the Company shall not, without the written consent of holders of a majority of the outstanding Shares owned by Investors, (i) make any capital expenditures in excess of the amount approved by the Board in the Company's annual budget or (ii) acquire any entity or any assets of any business in any transaction or series of related transactions if the aggregate acquisition price is greater than $1,000,000.

        (c) In the event that, within six months after the date of redemption of Shares owned by Investors pursuant to this Section 2, there shall be (i) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective Beneficial Owners of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, Beneficially Own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such reorganization, merger or consolidation, (ii) an acquisition by any Person or "group" (as that term is defined in Section 13(d) (3) of the Exchange Act) of more than 30% of the capital stock, assets or property of the Company (determined by the net book value of such assets or property as of the most recently prepared balance sheet of the Company, (iii) a plan of liquidation approved by the Board, or (iv) a public announcement of any of the transactions specified in (i) through (iii) above, and such transaction is consummated within six months after the date of such public announcement, then the Company shall promptly pay to the holders of the Shares whose shares were redeemed, an amount in respect of each share of Common Stock as of the date of redemption equal to the excess, if any, of (in the case of a transaction described in clause (i) or (iii)) the Fair Market Value of the consideration per share of Common Stock received or receivable in such transaction by the Company or the holders of the Company's capital stock, or (in the case of a transaction described in clause
(ii)) the Current Market Price for the five Trading Days immediately preceding the date of consummation of the transaction over the redemption price of the Shares held by Investors paid to such holders in accordance with the terms of
Section 2.

      3. Termination of Put Option.

      The rights of all Investors under Section 2 shall terminate and be of no further force or effect if:

          (a) less than 600,000 in the aggregate Shares are held by Investors;
     or

          (b) at any time the Current Market Price equals or exceeds $5.00 per share (subject to adjustment for dividends, stock splits, reclassifications and other transactions which would require adjustment pursuant to Section 4 hereof) for at least 20 consecutive Trading Days during which the average weekly volume of Common Stock as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not so listed on any national securities exchange, as reported in the transaction reporting system applicable to securities designated as a "national market system security" or "small cap market security" on the National Association of Securities Dealers, Inc. Automated quotation System ("NASDAQ"), is not less than 100,000 shares and either (i) one year has elapsed from the date of this Agreement or (ii) the Shares may be freely sold pursuant to an effective registration under the Securities Act; or

          (c) The Company makes a bona fide written offer to purchase ("Purchase Offer") all of the Shares for not less than $5.00 per share for cash, which contemplates closing within 30 days of such Purchase Offer combined with a written statement from a nationally recognized independent banking firm that the financing for such offer has been or will be available to the Company within such time and the Purchaser does not accept the Purchase Offer.

      4. Antidilution Provisions.

      (a) Except with respect to Excluded Securities, in case the Company shall have issued shares of Common Stock or upon any exercise of Common Stock Equivalents at any time or from time to time after the Issue Date at a price per share (or having a conversion, exercise or exchange price per share) less than $1.67 (subject to equitable adjustment for stock dividends, stock splits, reclassification or similar transaction, as so adjusted the "Purchase Price"), the Company will issue additional shares to the Investor in accordance with the form set forth in Section 4(b) without payment of any consideration therefor.

      (b) The Company will issue the number of additional shares to the Investor determined by dividing the consideration paid by the Investor to purchase shares pursuant to the Stock Purchase Agreement by the price per share applicable to such newly issued shares of Common Stock or Common Stock Equivalents, and subtracting from the quotient the number of shares purchased by the Investor pursuant to the Stock Purchase Agreement. Upon the issuance thereof, such additional shares will be deemed fully paid and nonassessable.

      (c) For purposes of this Section 4, the price per share consideration receivable by the Company in connection with the issuance of shares of Common Stock and/or Common Stock Equivalents shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties, if any) of all such Common Stock and/or Common Stock Equivalents plus the minimum aggregate amount, if any, payable upon conversion, exchange or exercise of any such Common Stock Equivalents. If the consideration received by the Company in connection with the sale or issuance of shares of Common Stock (or Common Stock Equivalents) consists, in whole or in part, of property other than cash or its equivalent, the value of such property shall be the Fair Market Value.

      5. Pre-emptive Rights

      So long as 1,000,000 of the Total Shares are owned by the Investors as a group, the Company shall not issue, sell or exchange, or agree to issue, sell or exchange (collectively, "Issue," and any issuance, sale or exchange resulting therefrom, an "Issuance") any shares of Stock (other than Excluded Securities), except as authorized by the Board and in accordance with the following procedures:

          (a) The Company shall deliver to each Investor a written notice (a "Pre-emptive Notice"), which shall (i) state the Company's intention to Issue Stock to one or more Persons, the amount and type of Stock to be Issued (the "Issuance Stock"), the purchase price therefor and a summary of the other material terms of the proposed Issuance and (ii) offer each of the Investors the option to acquire all or any part of the Issuance Stock (the "Pre-emptive Offer"). The

     Pre-emptive Offer shall remain open and irrevocable for the periods set forth below (and, to the extent the Pre-emptive Offer is accepted during such periods, until the consummation of the Issuance contemplated by the Pre-emptive Offer). Purchaser shall have the right and option, for a period of 10 days after delivery of the Pre-emptive Notice (the "Pre-emptive Acceptance Period"), to accept all or any part of the Issuance Stock at the purchase price and on the terms stated in the Pre-emptive Notice. Such acceptance shall be made by delivering a written notice to the Company by Purchaser within the Pre-emptive Acceptance Period specifying the maximum number of shares of the Issuance Stock such Investor will purchase (the "Accepted Shares"). If, upon the expiration of the Pre-emptive Acceptance Period, the aggregate amount of Accepted Shares exceeds the amount of Issuance Stock, the amount of Issuance Stock, shall be allocated among the Investors as follows: (i) first, each Investor shall be entitled to purchase no more than its Pre-emptive Percentage of Issuance Stock; (ii) second, if any shares of Issuance Stock have not been allocated for purchase pursuant to (i) above (the "Remaining Pre-emptive Shares"), each Investor (an "Oversubscribed Pre-emptive Shareholder") which had offered to purchase a number of shares of Issuance Stock in excess of the amount of stock allocated for purchase to it in accordance with previous allocations of such shares of Issuance Stock, shall be entitled to purchase an amount of Remaining Pre-emptive Shares equal to no more than its Pre-emptive Percentage (treating only Oversubscribed Pre-emptive Shareholders as Investors for these purposes) of the Remaining Pre-emptive Shares; and
     (iii) third, the process set forth in (ii) above shall be repeated with respect to any shares of Issuance Stock not allocated for purchase until all shares of Issuance Stock are allocated for purchase. The Company and the Investors shall use their good faith efforts to conclude the foregoing reallocation process within 10 days.

          (b) If effective acceptance shall not be received pursuant to Section 5(a) above with respect to all of the Issuance Stock offered for sale pursuant to the Pre-emptive Notice, then the Company may Issue all or any portion of such Stock so offered for sale and not so accepted, at a price not less than the price, and on terms not more favorable to the purchaser thereof than the terms, stated in the Pre-emptive Notice at any time within 90 days after the expiration of the Pre-emptive Acceptance Period (the "Issuance Period"). In the event that all of the Issuance Stock is not Issued by the Company during the Issuance Period, the right of the Company to Issue such unsold Issuance Stock shall expire and the obligations of this Section 5 shall be reinstated.

          (c) All sales of Issuance Stock to the Investors subject to any Pre-emptive Notice shall be consummated contemporaneously at the offices of the Company on the later of (i) a mutually satisfactory business day within 10 days after the expiration of the Pre-emptive Acceptance Period or (ii) the fifth business day following the expiration or termination of all waiting periods under the HSR Act, applicable to such Issuance, or at such other time and/or place as the Company and the participating Investors may agree. The delivery of certificates or other instruments evidencing such Issuance Stock shall be made by the Company on such date against payment of the purchase price for such Issuance Stock.

          (d) The provision of this Section 5 shall terminate at such time Purchaser is no longer the Beneficial Owner of any Shares or five years after the date hereof, whichever is earlier.

      6. Holdback Agreement; Adjustments

      Purchaser agrees that so long as it owns 25% or more of the shares of Stock owned by such Shareholder as of the date hereof, (i) to the extent requested in writing by a managing underwriter of any underwritten public offering effected pursuant to a demand registration request under the Registration Agreement, it will not Transfer any Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 180 days, and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, it will not Transfer after such offering any of the Stock or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall (x) not exceed 180 days, in the event that it participates in such public offering pursuant to "piggyback" registration rights granted under the Registration Agreement, and (y) not exceed 90 days, in the event that it does not so participate in such public offering. The provisions of this Section 6 shall terminate upon the earlier of (i) the third anniversary of the date hereof and (ii) such time as there are no longer any outstanding Registrable Securities (as defined in the Registration Agreement).

      7. Miscellaneous.

      (a) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

      (b) Specific Enforcement. The Purchaser, on the one hand, and the Company, on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

      (c) Methodology for Calculations. For purposes of this Agreement, the Transfer of a Common Stock Equivalent shall be treated as the Transfer of the shares of Common Stock into which such Common Stock Equivalent can be converted, exchanged or exercised. Except as otherwise provided in this Agreement, for purposes of calculating (i) the amount of outstanding Common Stock as of any date, (ii) the amount of Common Stock owned by a Person hereunder and (iii) related percentages, all Common Stock Equivalents shall be treated as having been converted, exchanged or exercised.

      (d) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby.

      (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      (f) Notices and Other Communications. All notices, consents, requests, instructions, approvals, financial statements, proxy statements, reports and other communications provided for herein shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid, if to:

            If to Q-Med, Inc., to:

            Q-Med, Inc.
            100 Metro Park South
            Laurence Harbor, New Jersey  08878
            Telephone:  (908) 566-2666
            Facsimile:  (908) 566-0912
            Attention:  Michael W. Cox

            With a copy to:

            Sommer & Schneider LLP
            600 Old Country Road
            Garden City, New York  11530
            Telephone:  (516) 228-8181
            Facsimile:  (516) 228-8211
            Attention:  Herbert H. Sommer, Esq.

      If to the Purchaser at the address set forth on the signature page hereof.

or to such other address as any party may, from time to time, designate in a written notice given in a like manner. All such notices, requests, consents and other communications, if sent via facsimile shall be deemed to have been given when received, if sent by overnight courier shall be deemed to have been given one (1) business day after deposit with such overnight courier and if sent via U.S. mail, shall be deemed to have been given three (3) business days after deposit in a U.S. postal depository.

      (g) Amendments; Waiver. This Agreement may be amended as to the Purchaser, any holder of the Shares and their respective successors and assigns, if the Company shall obtain the written consent of the registered holders of not less than a majority of the outstanding Total Shares. No provision of this Agreement may be waived, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver or discharge is sought or by parties with the right to consent to such waiver or discharge on behalf of such party.

      (h) Cooperation; Further Assurances.

               (i) The Purchasers and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

               (ii) The Company shall take all actions necessary to ensure that the Certificate of Incorporation and By-Laws of the Company do not at any time conflict with the provisions of this Agreement.

      (i) Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

      (j) Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions occurring on the Closing shall survive the Closing and the delivery of the Transaction Documents, regardless of any investigation made by or on behalf of any party.

      (k) Governing Law. THIS AGREEMENT AND THE SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF DELAWARE EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

      (l) Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United State of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

      (m) Service of Process. Nothing herein shall affect the right of any holder of any Securities to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

      (n) Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT.



                            [SIGNATURE PAGE FOLLOWS]

      8. Signatures. This Agreement shall be effective upon delivery of original signature pages or facsimile copies thereof executed by each of the parties hereto.

      IN WITNESS WHEREOF, the Company and the Purchaser have caused this Agreement to be executed and delivered by their respective officers or partners thereunto duly authorized.

                                   Q-MED, INC.

                                    By:
                                       ---------------------------------------
                                    Name:   Michael W. Cox
                                    Title:  President


                                    ------------------------------------------
                                    Name of Purchaser - Please Print)


                                    ------------------------------------------
                                    (Address)


                                    ------------------------------------------



                                    -------------------------------------------
                                    (Signature of Purchaser)


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